EXHIBIT 99.1

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of this Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, par value $0.01 per share, of TriplePoint Venture Growth BDC Corp. and further agree to the filing of this agreement as an Exhibit thereto.  The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated:  November 6, 2017

Goldman Sachs Asset Management, L.P.

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII Foreign Income Blocker LLC

By:	Vintage VII LP, its sole member

By:	Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII LP

By:	Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII Offshore Holdings LP

By:	VF VII Advisors LLC, its general partner

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

VF VII Advisors LLC

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII Emp Foreign Income Blocker LLC

By:	Vintage VII EMP LP, its sole member

By:	GSAM Gen-Par, L.L.C., its general partner

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII Emp LP

By:	GSAM Gen-Par, L.L.C., its general partner

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

GSAM Gen-Par, L.L.C.

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII B Foreign Income Blocker LLC

By:	Vintage VII B LP, its sole member

By:	Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII B LP

By:	Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII B Offshore Holdings LP

By:	Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII B2 Offshore Corporate Holdings LP

By:	Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII Mgr Hlds LP

By:	Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Vintage VII A2 Offshore Holdings LP

By:	Goldman Sachs Asset Management, L.P., its investment manager

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

DALPP Series A(2) Foreign Income Blocker LLC

By:	DALPP, L.P., its sole member

By:	Goldman Sachs DA LLC, its general partner

By:	GSAM Gen-Par, L.L.C., its managing member

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

DALPP, L.P.

By:	Goldman Sachs DA LLC, its general partner

By:	GSAM Gen-Par, L.L.C., its managing member

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Goldman Sachs DA LLC

By:	GSAM Gen-Par, L.L.C., its managing member

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

RA Program 2017 Foreign Income Blocker Ltd

By:	RA Program LP, its sole member

By:	Goldman Sachs TL Program Advisors, Inc., its general partner

By:	GSAM Gen-Par, L.L.C., its director

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

RA Program LP

By:	Goldman Sachs TL Program Advisors, Inc., its general partner

By:	GSAM Gen-Par, L.L.C., its director

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

Goldman Sachs TL Program Advisors, Inc.

By:	GSAM Gen-Par, L.L.C., its director

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

FPP Alternative Investments Foreign Income Blocker LLC

By:	FPP Alternative Investments I, LP, its sole member

By:	GSAM Gen-Par, L.L.C., its general partner

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

FPP Alternative Investments I, LP

By:	GSAM Gen-Par, L.L.C., its general partner

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

VF VII B Advisors LLC

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

VF II B2 Advisors LLC

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

VF VII Mgr Advisors Inc.

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact

VF VII A2 Advisors LLC

By:	/s/ Eddie Arhagba
Name:	Eddie Arhagba
Title:	Attorney-in-fact